UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported) April 30, 2012

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AURUM, INC.
(Exact name of registrant as specified in its charter)
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Delaware	333-156056	26-3439890
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

580 St. Kilda Road - Level 8, Melbourne, Victoria, Australia  3004
(Address of principal executive offices) (Zip Code)

61-3-8532-2800
(Registrant’s telephone number, including area code)

 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departures of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On April 30, 2012, Aurum, Inc (the “Company”) announced that Mr. Craig Michael had resigned as Chief Executive Officer of the Company. Mr. Michael will continue as a member of the Company’s Board of Directors. Mr. Joseph Gutnick has been appointed Chief Executive Officer.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AURUM, INC.

By: /s/ Peter Lee
Name: Peter Lee
Title: Secretary

Date: April 30, 2012